NYSE: GTN
Gray Media, Inc.
Public Investor Deck

February 27, 2025

Reflects 2024
Full-Year Results



Gray Media, Inc.

A multimedia company headquartered in Atlanta, Georgia, Gray Media, Inc. ("Gray Media," "Gray," or the "Company") owns local television stations and digital assets serving 113 television markets that collectively reach approximately 37 percent of US television households (including an unbuilt station in the Salt Lake City market). The portfolio includes 78 markets with the top-rated television station and 99 markets with the first and/or second highest rated television station during 2024 according to Comscore, as well as the largest Telemundo Affiliate group with 44 markets.

The company also owns Gray Digital Media, a full-service digital agency offering national and local clients digital marketing strategies with the most advanced digital products and services. Gray's additional media properties include video production companies Raycom Sports, Tupelo Media Group, and PowerNation Studios, and studio production facilities Assembly Atlanta and Third Rail Studios.

This presentation contains certain forward-looking statements that are based largely on Gray Media's current expectations and reflect various estimates and assumptions by company management. These statements may be identified by words such as "estimates," "expect," "anticipate," "will," "implied," "assume" and similar expressions. In addition, statements in this presentation relating to the value and growth opportunities for revenues are based on Gray's current expectations and beliefs and therefore constitute forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, including estimates of future revenue, future expenses and other future events.

Gray is subject to additional risks and uncertainties described in the company's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

RAYCOM Sports GDM gray digital media Assembly INVESTIGATE POWERNATION STUDIOS TUPELO HONEY THIRD RAIL STUDIOS LOCAL NEWS LIVE

Gray Media is the Nation's Second Largest Television Broadcaster




FIRST ALERT WEATHER
SEVERE THREAT SATURDAY






Braves
ON gray


6 NEWS
WOWT





High Quality, Diverse Media Assets with National Reach

- Highly desired and relevant **local news and sports content** that reaches mass audiences
- Resilient, stable **local businesses contribute 80%** of 2024 Core Advertising Revenue
- Adjacent, **diversifying businesses** in digital content and advertising, live sports production, and studio facilities

Unmatched Legacy, Bright Future

1. Premier Television Broadcaster with Sector-Leading Portfolio of Stations
2. Positive Trends in Relationships with Networks and MVPDs
3. Successful and Growing Digital and ATSC 3.0 Initiatives
4. Professional Sports Teams Are Growing Their Fan Bases With Gray's Stations
5. Developing Opportunities in Deregulation, Political Advertising Revenue
6. Investments in Production and Studio Businesses Now Yielding Positive Cash
7. Strong Free Cash Generation and Prudent Balance Sheet Management

Select Operating Results

($ in Millions)	FY2024	FY2023
Revenue (less agency commissions):		
Core advertising	$ 1,490	$ 1,514
Political advertising	497	79
Retransmission consent	1,482	1,532
Other	70	70
Total broadcasting revenue	3,539	3,195
Production companies	105	86
Total revenue	$ 3,644	$ 3,281
Operating expenses:*		
Broadcasting	$ 2,317	$ 2,268
Production companies	$ 83	$ 115
Corporate and administrative	$ 104	$ 112
Net income (loss)	$ 375	$ (76)
Adjusted EBITDA**	$ 1,162	$ 816

- **$3.5** Billion L8QA Revenue
- **$1.0** Billion L8QA Leverage Ratio Denominator
- **$520** Million Debt Principal Reduction in 2024
- **5.49x** Leverage Ratio at 12/31/24
- **2.97x** First Lien Leverage Ratio at 12/31/24

* Excludes depreciation, amortization, impairment and loss (gain) on disposal of assets, net.
** See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income (loss) included herein.

Gray Consistently Outperforms its Peers Across Key Categories

Last 10 Quarters

Gray's Core Ad Revenue Has Outperformed the Average of Its Four Public Peers on A Year-Over-Year Basis through 2024Q3

Source: Company filings



($ in actuals)
% Difference to Peers
LTM 9/30/24A Core Revenue / Gross TVHH
gray
$33
Peer Average
$21
+53%
LTM 9/30/24A Gross Retrans Revenue / Gross TVHH
$32
$27
+17%
'20A Political Revenue / Gross TVHH
$18
$8
+119%
'24A Political Revenue / Gross TVHH[1]
$11
$6
+67%

Peer Group: Nexstar[2] SINCLAIR[3] SCRIPPS[4] TEGNA[5]

Source: Company filings, Nielsen, Comscore and BIA Investing in Television Report
Note: 2020 TVHH per Comscore; 2024 TVHH per Nielsen
[1] For Gray, Scripps and Sinclair, '24A political is based on management-disclosed FY expectations; Nexstar and TEGNA based on YTD political revenue as of 2024 election day
[2] TVHH includes Mission Broadcasting; Core Revenue as reported; Retrans Revenue presented as Distribution Revenue; Q1'24 Core Revenue presents Local, National and Digital based on updated company methodology; Q2 and Q3'24 Core Revenue implied based on the year-over-year reduction in non-political advertising per company filings | [3] Pro forma for the deconsolidation of DSG; Core Revenue as reported; Retrans Revenue presented as Distribution Revenue | [4] Includes owned and operated Ion stations; Consolidated Core Revenue as reported; Retrans Revenue presented as consolidated Distribution Revenue; As reported Political revenue | [5] Core Revenue presented as Advertising and Marketing Services; Retrans Revenue presented as Subscription Revenue

Gray's Local Newscasts Dominate Viewership in Their Markets

Household Viewership in Gray's Markets
(In Millions during Jan. 4 – Jan. 11, 2025)


120
100
80
60
40
20
0
101.3
92.4
35.0
70.0
24.0
15.7
abc
CBS
FOX
NBC
NFL
FOX NEWS Channel
CNN
MSNBC
Gray Local News
Big 4 Network Prime Combined
NFL on Broadcast Combined
FOX News (all day)
CNN (all day)
MSNBC (all day)

Source: Comscore.

- Gray Local Newscasts in 111 markets (no newscasts in Salt Lake City or Yuma) reach more viewers across all of Gray's 113 markets, than:
  - Total Combined Prime Viewership on ABC, CBS, NBC, and FOX
  - Total Combined NFL Game Viewership on ABC, CBS, FOX, and NBC
  - All Day Viewership of FOX News, CNN and MSNBC

Stable Relationship with Networks, Distributors

Successful History of Retransmission Renewals

- ✓ In the current renewal cycle, Gray renewed its retransmission agreements at our financial expectations and all were completed without consumer disruptions or "blackouts"
- ✓ Gray's retransmission cycle begins again with 22% of traditional MVPD subscribers in 2026 Q1. Thereafter: 17% in 2026 Q2, none in 2026 H2, 38% in 2027 H1, and 23% in 2027 H2

Improving Network Affiliation Fees

- ✓ **Network Affiliation Fees** largely stabilized in 2021, 2022, and 2023, and, in 2024, **declined for the first time**, albeit slightly
- ✓ We expect current dynamics between networks and affiliates will favor further reductions in Network Affiliation Fees
- ✓ In 2025, Gray will renegotiate network agreements with CBS, Fox, and NBC



FOX
33 O&O channels
(Expire 2025 2H)
abc
26 O&O Channels
(Expire 12/31/28)
NBC
57 O&O channels
(Expire 12/31/25)
CBS
55 O&O channels
(Expire 2025 2H)
19%
15%
32%
34%

Improving Subscriber Value Proposition

Retransmission Revenue for Currently Owned Stations
($ in millions)



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,175
$1,276
$1,429
$1,496
$1,532
$1,482
$544
$544
$587
$593
$595
$550
$631
$732
$842
$903
$937
$932
2019
2020
2021
2022
2023
2024
Network Affiliation Fees
Net Retrans Revenue

Improving Sub Signals

- ✓ Major MVPD actions to enhance customer value by reducing costs (due in part to reduction in channels and RSNs) and by bundling DTC apps are expected to slow subscriber losses going forward
  - ✓ Charter's video + internet packages now include most major DTC services **at a lower monthly cost** than internet access + a vMVPD service + the major DTC services
- ✓ In light of the above, and the exit already of the most likely to cut the cord, MVPD Subscriber churn rates are beginning to show signs of deceleration

Gray Reaches Viewers Everywhere

gray
Content • Community • Culture

- **MVPD**: dish, verizon fios, Spectrum, COX, DIRECTV, COMCAST
- **vMVPD/DTC**: Paramount+, fubo TV, DIRECTV stream, peacock, hulu + LIVE TV, YouTube TV
- **PRIMARY**: androidtv, zeam, amazon fireTV, Roku, Google TV, tv, android, iPhone, Plus .com news websites
- **CORE CTV**: Google TV, Roku, amazon fireTV, androidtv, tv
- **FAST**: WatchFree+ VIZIO, firetv | channels, zeam, Samsung TV Plus, Roku Channel

Rapidly Growing Digital Ad Revenue

Gray's online, streaming, and CTV **advertising solutions** continue to grow and reach more viewers and advertisers year after year, fueled in large part by our full-service digital ad agency business, Gray Digital Media

Our **Digital Core Ad Revenue** (all advertising revenue sold by Gray for digital platforms, other than political advertising revenue):

2023: Grew 13% over 2022

2024: Grew 17% over 2023

2025: Key focus of Gray's sales initiatives across the company.

In 2024, Digital Core Ad Revenue surpassed the core national advertising revenue category for the first time.

Consumers Engage Our Digital Content

GDM gray digital media

January 2025 Results

- Web video plays: +34% the previous record set in Dec. 2024
- News app video plays: +25.8% the previous record set in Jan. 2024
- CTV app video plays: +10.2% the previous record set in Jan. 2024
- Weather apps, screen views, and video plays all beat all-time records
- Total page views and sessions finished in third-place all time behind March and April 2020, the first two months of COVID.

ATSC 3.0 and NextGenTV Are Here


STUNNING. IMMERSIVE. FREE.
nextgentv
ON ANF
LEARN MORE AT AtlantaNewsFirst.com/nextgen

- **75%+ of US TV households** can now receive NextGenTV programming from local stations using ATSC 3.0 technology, creating **new opportunities for consumers, advertisers, and broadcasters**, including superior picture quality and immersive sound as well as valuable audience location and measurement data.
  - In 2024, Gray became the first affiliate of a major network to broadcast all of its programming – and the first major sporting event - using High Dynamic Range (HDR) with Dolby Vision and immersive sound using Dolby Atmos. In February 2025, Gray leveraged NextGenTV to broadcast the Super Bowl on eight of its FOX affiliates in both Dolby Vision and HDR10+ formats.

- ATSC 3.0 technology and deployments now make **datacasting and other non-video use cases** both realistic and near-term.
  - In January 2025, Gray, Nexstar, Sinclair, and Scripps announced their formation of **EdgeBeam Wireless** to provide expansive, reliable, and secure B2B data delivery services for industries that need to send data to multiple customers, often in real time.

Gray Generates Cash by Bringing Sports Back to Fans

- **Gray's sports partnerships are expanding audiences and reach for teams, their players, and their fans.**
    - Professional teams began their return to free local broadcast television in Spring 2023 when Gray announced its historic, innovative partnership with the Phoenix Suns and Mercury.
    - Since then, Gray has secured additional broadcast rights deals with several dozen professional sports teams (see next slide) as well as college and other professional teams across multiple sports.
- **Gray's footprint offers unparalleled reach and opportunities for teams.**
    - For example, Gray will bring 10 spring training games and 15 regular season games to Atlanta Braves fans in 24 different markets across the Southeast
- **Local sports brings NEW viewers and NEW advertisers to our stations. Together, local news + local sports presents a winning combination.**

Gray has launched 9 Broadcast Sports Networks that collectively cover approx. 20% of US TV households.

Approximately 2/3rds of Gray markets are now airing at least one local professional sports package

NBA

NFL

MLB

NHL

NCAA

WNBA

Other

Soccer

Washington Opportunities Ahead

Deregulatory Actions Could Rebalance and Reinvigorate Industry

✓ FCC likely to reform outdated broadcast ownership restrictions that hamper necessary efficiency gains and ability to compete effectively

✓ FCC could revisit network/affiliate relationships, licensees' public interest obligations and constraints, and another voluntary auction of spectrum, each of which could positively influence our operating posture

2026 Competitive Political Cycle

2026 Senate Races	2026 Gubernatorial Races	2026 House Races
28 of 35 (versus 26 of 34 in 2024)	**30 of 38 (versus 8 of 11 in 2024)**	**100% Seats Are Up**
Races in Gray Markets	States with Gray Stations	All Gray Markets

✓ House, Senate, and Governorships are essentially all evenly split between the two political parties going into the mid-cycle races in 2026

Leading the Industry in Political Ad Revenue



Gray's 2020* and 2024 Political Ad Revenue
($ in millions)
$700
$600
$500
$400
$300
$200
$100
$-
$600
$497
-57%
+8%
+26%
+33%
+2%
2020*
2024
Presidential
Issue/Ballot Initiatives/Other
State/Local
House
Senate

* 2020 results for currently owned stations, excluding GA Senate run-offs

- Again in 2024, Gray led the industry with the highest political ad revenue in total and on a per TV household basis (~$11.00/TVHH)*
- ALL Gray political ad categories grew in 2024 versus 2020, with the key exception of Senate races
  - 2024 Senate map concentrated on OH, PA, and MT, the latter two are outside of our footprint
  - 2026 Senate toss-up races are ALL likely to occur in states with significant Gray footprints: GA, ME, MI, NC, NH, and OH
- Overall, total 2024 Political Ad Spending was $11 billion, up from $9 billion in 2020, according to *Ad Impact:*
  - Broadcast TV spending grew from $5.2 billion to $5.3 billion
  - CTV took essentially all "new money"

* according to peer company 2024FY guidance

Assembly Studios Generating Cash as Productions Commence

19
State-of-the-art Sound Stages

4
Filmable Building Facades for Major U.S. and European Cities




ASSEMBLY STUDIOS
GATE 1
UNIVERSAL


STAGE 19
2


ASSEMBLY

135
Total Acres

43
Acres Dedicated to Film and Production Space

~75
Acres of Future Mixed-Use Development to be Funded Primarily by Third Parties

- ✓ Gray **completed construction** of the Assembly Studios complex, located in the Atlanta metro area. In December 2023, NBCU commenced a long-term lease for approximately **two-thirds of the 43-acre facility** called Assembly Studios
- ✓ Assembly Studios, plus Third Rail Studios, presents a **diversified long-term real estate opportunity for Gray** in the movie and television industries
- ✓ **Positive cash** from operations at (unencumbered) Assembly Atlanta flow to Gray at the parent level
- ✓ Gray is **executing on opportunities to maximize the value** of the remaining ~75 acres of undeveloped property and expects to employ capital partners for additional multi-use development

Financial Policy Overview

Leverage	• Reduced principal amount of debt by $520 million in 2024. • At 12/31/24, First Lien Leverage Ratio was 2.97x and total Leverage Ratio was 5.49x using the definitions in our credit agreement.
Liquidity	• We believe strong cash generation, cash on balance sheet and access to capital markets and $680 million revolver (less certain letters of credit) provide ample liquidity. • No meaningful debt maturities until 2027, after the 2026 political cycle.
Operating Cost Containment	• In November 2024, Gray announced $60 million of annual run-rate cost savings. Gray currently expects to achieve full run-rate by end of Q1 2025. • We are continually working to make existing operations more efficient and evaluating opportunities for transactions that unlock in-market efficiencies.
Capital Allocation	• Continue to heavily favor debt reduction consistent with deleveraging goal of 4x. • Continue balancing the payment of common dividends ($8 million per quarter) to attract equity capital and to support the improvement of debt/equity ratio.

Committed to Deleveraging

No Significant Maturities until 2027 (i.e., after the 2026 Political Cycle)

$520 million debt principal reduction in 2024, with

$250 million of remaining debt repurchase authorization



$20
$30
(total)
Revolver
$528
$20
$1,355
$1,728
$790
$1,219
2025
2026
2027
2028
2029
2030
2031
Secured
Unsecured
Revolver

Chart Current As of December 31, 2024 ($ in Millions)
Undrawn $680 million Revolver (excluding $6 million of outstanding letters of credit)

Capitalization Table
12/31/2024

($ in millions)	$	Cumulative Leverage
Cash	$135	
Revolver due 12/31/2027 ($680MM/S +225)	-	-x
Term Loan D due 12/1/2028 (S + 300)	1,395	1.38x
Term Loan F due 6/4/2029 (S + 525)	498	1.87x
10.5% 1L Senior Secured Notes due 7/15/2029	1,250	3.10x
Total outstanding principal secured by first lien	$3,143	3.10x
First Lien Adjusted Total Indebtedness	$3,008	2.97x
5.875% Senior Unsecured Notes due 7/15/2026	10	3.11x
7.000% Senior Unsecured Notes due 5/15/2027	528	3.63x
4.750% Senior Unsecured Notes due 10/15/2030	790	4.41x
5.375% Senior Unsecured Notes due 11/15/2031	1,219	5.61x
Total outstanding principal, including current portion	**$5,690**	**5.61x**
Adjusted Total Indebtedness (1)	**$5,561**	**5.49x**
Leverage Ratio Denominator		**$1,014**
Total Liquidity (Cash + Available Revolver)	**809**	

(1) Includes $6 million of outstanding undrawn letters of credit.

Note: Excludes $300 million AR Securitization and $650 million Series A preferred equity

Non-GAAP Reconciliation

Calculation of Leverage Ratio Denominator, Adjusted Total Indebtedness, First Lien Leverage Ratio and Secured Leverage Ratio, as each is defined in our Senior Credit Agreement (Unaudited and as presented in Annual Report on Form 10-K)

		Eight Quarters Ended December 31, 2024 (in millions)
Net income	$	299
Adjustments to reconcile from net income to Leverage Ratio Denominator as defined in our Senior Credit Agreement:		
Depreciation		289
Amortization of intangible assets		319
Non-cash stock-based compensation		42
Common stock contributed to 401(k) plan		10
Loss on disposal of assets, net		41
Gain on disposal of investment, not in the ordinary course		(110)
Interest expense		925
Gain on early extinguishment of debt		(31)
Income tax expense		111
Impairment of goodwill, other intangible assets and investments		97
Amortization of program broadcast rights		66
Payments for program broadcast rights		(67)
Pension benefit		(5)
Contributions to pension plans		(4)
Adjustments for unrestricted subsidiaries		45
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period		(1)
Other		2
Total eight quarters ended December 31, 2024	**$**	**2,028**
Leverage Ratio Denominator (total eight quarters ended December 31, 2024, divided by 2)	**$**	**1,014**

		December 31, 2024 (dollars in millions)
Total outstanding principal, including current portion	$	5,690
Letters of credit outstanding		6
Cash		(135)
Adjusted Total Indebtedness	$	5,561
Leverage Ratio (maximum permitted incurrence is 7.00 to 1.00)		5.49
Total outstanding principal secured by a first lien	$	3,143
Cash		(135)
First Lien Adjusted Total Indebtedness	$	3,008
First Lien Leverage Ratio (maximum permitted incurrence is 3.5 to 1.00) (1)		2.97
Total outstanding principal secured by a lien	$	3,143
Cash		(135)
Secured Adjusted Total Indebtedness	$	3,008
Secured Leverage Ratio (maximum permitted incurrence is 5.50 to 1.00)		2.97

(1) At any time any amounts are outstanding under our revolving credit facility, our maximum First Lien Leverage Ratio cannot exceed 4.25 to 1.00.

Non-GAAP Reconciliation

Adjusted EBITDA (Unaudited)

	Year Ended December 31, 2024	2023	2022
	(in millions)		
Net income (loss)	$ 375	$ (76)	$ 455
Adjustments to reconcile from net income (loss) to Adjusted EBITDA			
Depreciation	144	145	129
Amortization of intangible assets	125	194	207
Impairment of goodwill and other intangible assets	-	43	-
Non-cash stock-based compensation	22	20	22
Non-cash 401(k) expense	-	10	9
Loss (gain) on disposal of assets, net	20	21	(2)
Miscellaneous (income) expense, net	(117)	(7)	4
Impariment of investments	25	29	18
Interest expense	485	440	354
Gain (loss) on early extinguishment of debt	(34)	3	-
Income tax expense (benefit)	117	(6)	159
Adjusted EBITDA	**$ 1,162**	**$ 816**	**$ 1,355**
Supplemental Information:			
Pension benefit	$ 3	$ 2	$ 3
Contribution to pension plan	-	4	4
Amortization of deferred loan costs	15	12	15
Preferred stock dividends	52	52	52
Common stock dividends	32	30	30
Purchases of property and equipment (2)	97	108	172
Reimbursements of property and equipment purchases (3)	-	-	7
Income taxes paid, net of refunds	135	50	180

(2) Excludes $46 million, $240 million and $264 million related to the Assembly Atlanta project in 2024, 2023 and 2022, respectively.
(3) Excludes $8 million, $64 million and $0 million related to the Assembly Atlanta project in 2024, 2033 and 2022, respectively.

Non-GAAP Terms

In addition to results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this presentation discusses "Adjusted EBITDA" a non-GAAP performance measure that management uses to evaluate the performance of the business. Adjusted EBITDA is calculated as net income (loss), adjusted for income tax expense (benefit), interest expense, loss on extinguishment of debt, non-cash stock-based compensation costs, non-cash 401(k) expense, depreciation, amortization of intangible assets, impairment of goodwill and other intangible assets, impairment of investments, loss (gain) on asset disposals and certain other miscellaneous items. We consider Adjusted EBITDA to be an indicator of our operating performance.

In addition to results prepared in accordance with GAAP, "Leverage Ratio Denominator" is a metric that management uses to calculate our compliance with our financial covenants in our indebtedness agreements. This metric is calculated as specified in our Senior Credit Agreement and is a significant measure that represents the denominator of a formula used to calculate compliance with material financial covenants within the Senior Credit Agreement that govern our ability to incur indebtedness, incur liens, make investments and make restricted payments, among other limitations usual and customary for credit agreements of this type. Accordingly, management believes this metric is a very material metric to our debt and equity investors. Leverage Ratio Denominator gives effect to the revenue and broadcast expenses of all completed acquisitions and divestitures as if they had been acquired or divested, respectively, on January 1, 2023. It also gives effect to certain operating synergies expected from the acquisitions and related financings and adds back professional fees incurred in completing the acquisitions. Certain of the financial information related to the acquisitions, if applicable, has been derived from, and adjusted based on, unaudited, un-reviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from this financial information if the acquisitions had been completed on the stated date. In addition, the presentation of Leverage Ratio Denominator as determined in the Senior Credit Agreement and the adjustments to such information, including expected synergies, if applicable, resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act of 1933. Leverage Ratio Denominator, as determined in the Senior Credit Agreement, represents an average amount for the preceding eight quarters then ended.

Our "Adjusted Total Indebtedness" or "Net Debt", "First Lien Adjusted Total Indebtedness" and "Secured Adjusted Total Indebtedness" in each case net of all cash, represents the amount of outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement for the applicable amount of indebtedness.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore may not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to, and in conjunction with, results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

gray

Content • Community • Culture



4370 Peachtree Rd, NE

Atlanta, GA 30319

NYSE: GTN

www.graymedia.com